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                                    EXHIBIT 21
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                                                      Meadowbrook Insurance Group, Inc.               (50%)
                                                        f/k/a Star Holding Company       _______________________________________
                                                                        |                                                      |
                                                                        |                                                      |
                                                                       \ /                                                    \ /
                                                     ____________________________________________________________        American
                                                    |                                                            |       Indemnity
                                                    |                                                            |       Insurance
                                                   \ /                                                           |       Co., Ltd.
                                                                                                             \ /              / \
                                             Meadowbrook,                                                   Star               |
                                                   Inc.                                                  Insurance Co._________|
                                                    |                                                         |         (50%)
                                                    |                                                         |
                                                   \ /                                                       \ /
  _______________________________________________________________________________________________      Savers Property
  |               |             |               |                 |            |                |       and Casualty
  |               |             |               |                 |            |                |       Insurance Co.
 \ /             \ /           \ /             \ /               \ /          \ /              \ /
Association     Meadowbrook    Meadowbrook    Meadowbrook Of   Medowbrook   Meadowbrook     Meadowbrook
Self Insurance  Intermediaries,  Risk          Nevada, Inc.    Insurance       Risk         Risk Management
Services, Inc.     Inc.        Management,                    Agency, Inc. Management,      Limited
                                  Inc.                                     Ltd. (Barbados)  (Bermuda)
                                                                                                | (80%)
                                                                                                |
                                                                                               \ /
                                                                                            Meadowbrook
                                                                                            International, Ltd.







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